UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 29, 2006

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

171 North Altadena Drive, Suite 101, Pasadena, California		91107
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on November 2, 2006, VIASPACE Inc., a Nevada corporation ("we," "us" or the "Company") entered into a Securities Purchase Agreement (the "SPA") with Cornell Capital Partners, LP, a Delaware limited partnership (the "Buyer"). Pursuant to the terms and subject to the conditions contained in the SPA, we will issue and sell to the Buyer, and the Buyer shall purchase from us, $3,800,000 principal amount of secured convertible debentures (the "Debentures") in three tranches, which shall be convertible into shares of our common stock, par value $0.001 (the "Common Stock").

The Company filed a Form 8-K on November 8, 2006, related to the SPA and a Standby Equity Distribution Agreement (the "SEDA") with the Buyer. All specific details of the Debentures and the SEDA, and the fees payable by us in connection with the SPA and the SEDA, included in that filing are incorporated herein by reference.

The funding of the initial tranche of $1,500,000 closed on November 3, 2006. The funding of the second tranche of $1,200,000 closed on November 30, 2006 in conjunction with the Company's filing of a registration statement on Form S-3 covering the shares of Common Stock into which the Debentures are convertible. The funding of the third tranche of $1,100,000 is scheduled to close when such registration statement is declared effective. Each Debenture accrues interest at a rate of 10% per annum and the principal and interest on the Debentures are due and payable, if not converted, five years from the date of issuance of the Debentures. The outstanding principal amount of the Debentures is convertible into shares of our Common Stock at the option of the Buyer at a conversion price of $0.60 per share.

The preceding description of the Offerings and the Debenture issued in the second tranche under the SPA does not purport to be complete and is qualified in its entirety by reference to the agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure provided above under Item 1.01 is incorporated herein by reference. The securities described under Item 1.01 have been issued without registration with the Securities and Exchange Commission in reliance on the exemption from such registration provided under Section 4(2) of the 1933 Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1 Secured Convertible Debenture dated November 29, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

December 4, 2006	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Secured Convertible Debenture Dated November 29, 2006